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                                                                    Exhibit 23.1






                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-00699) and in the Registration Statement on Form S-8 (No. 33-80682) of Atrix International, Inc. of our report dated July 30, 1998 appearing on page 31 of this Annual Report on Form 10-KSB.




/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 24, 1998